UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2012

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index	MSCI EAFE Index
6-Month	14.45%	7.87%	8.11%	11.39%

1-Year	37.95	30.02	25.79	31.62

5-Year	-0.07	-1.25	-1.62	-1.60

10-Year	6.24	5.61	9.40	8.32

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 14.45%, outperforming the MSCI AC World ex-U.S. Index, which returned 8.11%. Contributions to the Fund’s returns were broad based, with holdings in the consumer discretionary, financials, telecommunication services, consumer staples and information technology sectors providing the most meaningful positive impact.

MARKET OVERVIEW

In spite of the fear caused by the so-called U.S. fiscal cliff and related sequester, ongoing European concerns, China’s slowing growth, and continued deleveraging on every level, equities rallied during the period. Central banks throughout the world, including the United States, Europe and Japan, continued to take accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. These measures helped to buoy markets. In addition, a clear recovery in the U.S. (acceleration in lending, pick up in the housing market, and increased consumer spending) provided further support for equity markets. We acknowledge that volatility is a part of reality and will use it as a buying opportunity when we see fit.

FUND REVIEW

During the period, Virgin Media, Inc. was the strongest individual contributor to the Fund’s absolute return. Shares of entertainment and communications company Virgin Media rallied after Liberty Global announced plans to acquire the company. We exited our position and locked in gains. SoftBank Corp., KDDI Corp., Investment AB Kinnevik, NII

Holdings, Inc. and Temenos Group AG were also positive drivers of performance. We purchased shares of both SoftBank and KDDI during the period, both of which are gaining share of 4G mobile subscribers in Japan. SoftBank is a Japan-based company that makes investments in a variety of ventures, including mobile and fixed-line telecommunications, Internet commerce and content, technology services, marketing, broadband and infrastructure. KDDI, with its 50% ownership of JCOM, Japan’s largest cable TV operator, has the most attractive “triple play” offering in the country in our opinion. Investment AB Kinnevik is a holding company in Sweden. During the period, Kinnevik announced the merger of its subsidiary Korsnäs with paper-packaging producer Billerud. The combined company, BillerudKorsnäs, is a leading provider of renewable packaging material. NII Holdings provides mobile telecommunication services to the business community throughout Latin America. Shares of NII Holdings rallied in April after the company announced plans to sell its Peruvian business to Chile’s Empresa Nacional de Telecomunicaciones S.A. Temenos is a leader in packaged software

3      OPPENHEIMER INTERNATIONAL VALUE FUND

and installation services for the banking industry. The changing regulatory environment in the European banking sector and greater scrutiny surrounding the robustness of the industry’s technology is driving demand for Temenos’ products and services. The company also has the opportunity to expand its products into other segments of the financial services industry and to increase its penetration in emerging markets.

While detractors were limited, the most significant were Infosys Ltd. and DLF Ltd. Infosys is an Indian-based international IT consulting and software company with a global footprint and many Fortune 500 companies as clients. It is the leader in offshore outsourcing, which is one of the most significant themes in software worldwide. The company makes almost all of its sales overseas, with North America accounting for two-thirds of the total. Clients come largely from the financial services, manufacturing, telecom, and retail industries. In April, the company experienced declines after issuing weaker than expected revenue guidance. We remain comfortable with our position and are confident Infosys’ transformation from a back office programming company into a full IT systems consultant should be successful. DLF is one of the largest real estate companies in India, developing luxury and mid-income residential properties, offices, commercial complexes, retail properties, hotels, infrastructure, and leisure projects. The company posted a net loss in its fiscal fourth quarter, resulting in losses over the closing weeks of the period. Subsequent to the end of the reporting period, we sold our position in DLF due to the disappointing earnings results along with the deteriorating macroeconomic environment in India, which we believe will postpone that country’s turnaround.

STRATEGY & OUTLOOK

The Fund continues to follow the long-term thematic investment philosophy of the OppenheimerFunds’ Global Equity team, with its focus on Mass Affluence, New Technology, Restructuring and Aging. By focusing on company fundamentals, understanding the relationship between macroeconomic and microeconomic catalysts and ignoring short-term noise, we have found many new opportunities amid the market volatility. As always, we remain focused on international companies that we believe have durable advantages, but are undervalued relative to their private market value and earnings potential.

1. James C. Ayer became a Portfolio Manager on February 4, 2013.

4      OPPENHEIMER INTERNATIONAL VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Diageo plc	2.5%

Rogers Communications, Inc., Cl. B	2.4

Kering	2.1

Sapporo Holdings Ltd.	2.1

Rakuten, Inc.	2.1

Christian Dior SA	2.1

C&C Group plc	1.8

Santen Pharmaceutical Co. Ltd.	1.8

UBS AG	1.7

Pernod-Ricard SA	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COUNTRIES

Japan	20.8%

France	10.3

United Kingdom	9.8

Switzerland	9.0

United States	8.6

China	5.9

Hong Kong	4.8

Sweden	4.0

South Korea	3.1

Germany	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

5      OPPENHEIMER INTERNATIONAL VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	6-Month		1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	14.45%		37.95%	-0.07%		6.24%
Class B (QIVBX)	9/1/93	13.95%		36.94%	-0.95%		5.63%
Class C (QIVCX)	9/1/93	13.95%		36.84%	-0.90%		5.31%
Class I (QIVIX)	3/28/13	1.93%	*	N/A	N/A		N/A
Class N (QIVNX)	3/1/01	14.25%		37.56%	-0.40%		5.83%
Class Y (QIVYX)	11/13/08	14.39%		38.32%	14.80%	*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13

	Inception Date	6-Month		1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	7.87%		30.02%	-1.25%		5.61%
Class B (QIVBX)	9/1/93	8.95%		31.94%	-1.32%		5.63%
Class C (QIVCX)	9/1/93	12.95%		35.84%	-0.90%		5.31%
Class I (QIVIX)	3/28/13	1.93%	*	N/A	N/A		N/A
Class N (QIVNX)	3/1/01	13.25%		36.56%	-0.40%		5.83%
Class Y (QIVYX)	11/13/08	14.39%		38.32%	14.80%	*	N/A

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index and the MSCI EAFE Index. The MSCI AC World ex-U.S. Index is designed to measure the

6      OPPENHEIMER INTERNATIONAL VALUE FUND

equity market performance of developed and emerging markets and excludes the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI AC World ex-U.S. Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER INTERNATIONAL VALUE FUND

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013[1,2]

Class A	$1,000.00	$1,144.50	$7.29

Class B	1,000.00	1,139.50	11.96

Class C	1,000.00	1,139.50	11.69

Class I	1,000.00	1,019.30	1.75

Class N	1,000.00	1,142.50	9.01

Class Y	1,000.00	1,143.90	4.77

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.15	6.87

Class B	1,000.00	1,013.81	11.26

Class C	1,000.00	1,014.06	11.01

Class I	1,000.00	1,020.09	4.90

Class N	1,000.00	1,016.55	8.48

Class Y	1,000.00	1,020.49	4.49

1. Actual expenses paid for Class A, B, C, N, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 65/365 to reflect the period from March 28, 2013 (inception of offering) to May 31, 2013.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2013 for Classes A, B, C, N and Y and for the period from March 28, 2013 (inception of offering) to May 31, 2013 for Class I are as follows:

Class	Expense Ratios

Class A	1.36%

Class B	2.23

Class C	2.18

Class I	0.97

Class N	1.68

Class Y	0.89

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS May 31, 2013/Unaudited

	Shares	Value

Common Stocks—91.7%

Consumer Discretionary—19.1%

Hotels, Restaurants & Leisure—2.8%
MGM China Holdings Ltd.	4,173,200	$11,044,673

SJM Holdings Ltd.	5,415,000	14,628,827

		25,673,500

Household Durables—1.3%
Taylor Wimpey plc	8,440,520	12,527,189

Internet & Catalog Retail—2.1%
Rakuten, Inc.	1,752,461	19,424,469

Media—8.4%
Fuji Media Holdings, Inc.	4,337	7,983,477

Grupo Televisa SAB, Sponsored ADR	519,980	13,561,078

KT Skylife Co. Ltd.	139,168	4,847,888

Nippon Television
Holdings, Inc.	598,000	9,127,660

Schibsted ASA	327,483	13,770,814

SKY Perfect JSAT
Holdings, Inc.	9,620	4,146,352

Television Broadcasts
Ltd.	573,000	4,117,291

Zee Entertainment
Enterprises Ltd.	1,752,620	6,969,433

Zon Multimedia
Servicos de
Telecomunicacoes e
Multimedia SGPS SA	3,216,108	14,510,039

		79,034,032

Multiline Retail—2.1%
Kering	91,540	19,874,262

Textiles, Apparel & Luxury Goods—2.4%
China Hongxing
Sports Ltd.[1]	36,005,000	284,861

Christian Dior SA	106,360	19,267,998

Nisshinbo Holdings,
Inc.	407,000	2,954,688

		22,507,547

Consumer Staples—13.0%

Beverages—8.7%
C&C Group plc	2,862,574	17,066,261

Carlsberg AS, Cl. B	71,369	6,789,220

Diageo plc	777,145	23,007,090

Pernod-Ricard SA	126,880	15,236,530

Sapporo Holdings
Ltd.	5,531,000	19,619,039

		81,718,140

Food Products—2.0%
AarhusKarlshamn AB	190,127	9,992,125

Nestle SA	142,470	9,401,150

		19,393,275

	Shares	Value

Personal Products—1.0%
KAO Corp.	287,000	$8,914,277

Tobacco—1.3%
Swedish Match AB	347,410	11,959,086

Energy—2.7%

Energy Equipment & Services—0.7%
Master Marine AS1	9,994,100	—

Saipem SpA	242,844	6,444,950

		6,444,950

Oil, Gas & Consumable Fuels—2.0%
CNOOC Ltd.	5,166,000	9,070,341

Total SA	190,170	9,432,088

		18,502,429

Financials—17.2%

Capital Markets—3.5%
Credit Suisse Group
AG1	418,226	12,403,861

GAM Holding AG1	272,813	4,726,814

UBS AG1	921,182	16,022,117

		33,152,792

Commercial Banks—4.7%
Banco Bilbao Vizcaya
Argentaria SA	1,367,692	12,822,613

BNP Paribas SA	226,100	13,179,091

Mitsubishi UFJ
Financial Group	2,257,900	13,333,788

Sumitomo Mitsui
Trust Holdings, Inc.	1,156,000	4,784,127

		44,119,619

Diversified Financial Services—2.8%
ING Groep NV-CVA[1]	1,167,610	10,916,442

Investment AB
Kinnevik, Cl. B	558,690	14,735,838

		25,652,280

Insurance—3.1%
AIA Group Ltd.	3,387,000	14,947,014

Dai-ichi Life Insurance
Co. Ltd. (The)	4,964	6,823,490

Resolution Ltd.	1,780,510	7,780,573

		29,551,077

Real Estate Investment Trusts (REITs)—1.1%
Hammerson plc	1,290,645	10,016,240

Real Estate Management & Development—2.0%
Deutsche Wohnen
AG	352,723	6,538,582

DLF Ltd.	1,088,564	3,758,190

NTT Urban
Development Corp.	7,300	8,350,654

.		18,647,426

Health Care—5.5%

Health Care Equipment & Supplies—0.9%
DiaSorin SpA	207,145	8,268,926

10      OPPENHEIMER INTERNATIONAL VALUE FUND

	Shares	Value

Health Care Providers & Services—1.6%
Rhoen-Klinikum AG	705,961	$15,158,293

Pharmaceuticals—3.0%
Ipsen SA	303,039	10,936,413

Santen
Pharmaceutical Co.
Ltd.	413,000	16,437,160

		27,373,573

Industrials—6.3%

Construction & Engineering—0.8%
Vinci SA	144,720	7,329,953

Electrical Equipment—1.3%
Nidec Corp.	180,400	12,210,047

Industrial Conglomerates—2.1%
Beijing Enterprises
Holdings Ltd.	607,500	4,963,014

Daetwyler Holding
AG	53,569	5,701,770

Smiths Group plc	458,220	9,563,577

		20,228,361

Machinery—1.4%
NGK Insulators Ltd.	1,002,000	12,620,885

Trading Companies & Distributors—0.7%
Brenntag AG	43,088	6,568,279

Information Technology—11.0%

Electronic Equipment, Instruments, & Components—
3.0%
Canon, Inc.	121,000	4,164,729

Citizen Holdings Co.
Ltd.	1,566,100	9,109,477

Digital China
Holdings Ltd.	5,089,000	7,043,944

TE Connectivity Ltd.	167,670	7,442,871

		27,761,021

Internet Software & Services—3.3%
Baidu, Inc.,
Sponsored ADR[1]	103,730	10,024,467

Blinkx plc[1]	4,032,053	8,007,652

SINA Corp.[1]	211,270	12,190,279

		30,222,398

IT Services—0.8%
Infosys Ltd., ADR	164,950	6,886,663

Semiconductors & Semiconductor Equipment—1.3%
SK Hynix, Inc.[1]	425,540	11,950,952

Software—2.6%
Kingsoft Corp. Ltd.	3,226,000	5,419,288

Net 1 UEPS
Technologies, Inc.[1]	482,013	3,480,134

Temenos Group AG	662,591	14,601,374

		23,500,796

	Shares	Value

Materials—6.0%

Chemicals—3.4%
Chr. Hansen Holding
AS	189,546	$6,754,663

JSR Corp.	444,800	8,648,659

Syngenta AG	31,383	12,314,828

Taiyo Nippon Sanso
Corp.	646,000	4,528,755

		32,246,905

Containers & Packaging—1.6%
Rexam plc	1,877,624	15,011,106

Metals & Mining—1.0%
Newcrest Mining Ltd.	343,900	4,697,954

Zhaojin Mining
Industry Co. Ltd.,
Cl. H	5,231,000	5,139,377

		9,837,331

Telecommunication Services—10.9%

Diversified Telecommunication Services—3.7%
Colt Group SA1	2,741,208	4,501,289

Inmarsat plc	851,440	7,907,866

KT Corp., ADR	406,720	6,857,299

Telecom Corp. of
New Zealand Ltd.	4,247,352	7,736,690

Ziggo NV	231,888	8,328,814

		35,331,958

Wireless Telecommunication Services—7.2%
KDDI Corp.	104,480	4,721,923

MTN Group Ltd.	394,524	7,154,344

NII Holdings, Inc.[1]	1,808,473	13,943,327

Rogers
Communications,
Inc., Cl. B	485,388	22,004,568

SK Telecom Co. Ltd.	28,204	5,210,992

SoftBank Corp.	285,600	14,284,904

		67,320,058

Total Common Stocks
(Cost $778,486,725)		856,940,095

Investment Company—7.0%
Oppenheimer
Institutional Money
Market Fund, Cl. E,
0.12%[2,3]
(Cost $65,106,488)	65,106,488	65,106,488

Total Investments, at Value
(Cost $843,593,213)	98.7%	922,046,583

Assets in Excess of Other
Liabilities	1.3	12,203,500

Net Assets	100.0%	$934,250,083

11      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2012	Gross Additions	Gross Reductions	Shares May 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	27,046,372	416,939,801	378,879,685	65,106,488

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$65,106,488	$39,469

3. Rate shown is the 7-day yield as of May 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$192,188,560	20.8%
France	95,256,335	10.3
United Kingdom	90,542,009	9.8
Switzerland	82,614,785	9.0
United States	79,049,815	8.6
China	54,135,571	5.9
Hong Kong	44,737,805	4.8
Sweden	36,687,049	4.0
South Korea	28,867,131	3.1
Germany	28,265,154	3.1
Canada	22,004,568	2.4
Netherlands	19,245,256	2.1
India	17,614,286	2.0
Ireland	17,066,261	1.8
Italy	14,713,876	1.6
Portugal	14,510,039	1.6
Norway	13,770,814	1.5
Mexico	13,561,078	1.5
Denmark	13,543,883	1.4
Spain	12,822,613	1.4
South Africa	10,634,478	1.2
Guernsey	7,780,573	0.8
New Zealand	7,736,690	0.8
Australia	4,697,954	0.5

Total	$922,046,583	100.0%

12      OPPENHEIMER INTERNATIONAL VALUE FUND

Forward Currency Exchange Contracts as of May 31, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)	Expiration Date	Value	Unrealized Appreciation

Bank of America
Japanese Yen (JPY)	Sell	8,847,000JPY	6/5/13	$88,069,504	$ 5,296,791

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $778,486,725)	$856,940,095
Affiliated companies (cost $65,106,488)	65,106,488

922,046,583

Cash—foreign currencies (cost $335,490)	334,992

Unrealized appreciation on foreign currency exchange contracts	5,296,791

Receivables and other assets:
Investments sold	4,732,845
Dividends	2,619,914
Shares of beneficial interest sold	175,881
Other	83,041

Total assets	935,290,047

Liabilities
Bank overdraft	94,490

Payables and other liabilities:
Shares of beneficial interest redeemed	503,307
Trustees’ compensation	156,953
Transfer and shareholder servicing agent fees	149,386
Distribution and service plan fees	57,748
Shareholder communications	12,800
Other	65,280

Total liabilities	1,039,964

Net Assets	$934,250,083

Composition of Net Assets
Par value of shares of beneficial interest	$555,661

Additional paid-in capital	1,134,257,879

Accumulated net investment income	7,724,820

Accumulated net realized loss on investments and foreign currency transactions	(291,962,328)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	83,674,051

Net Assets	$934,250,083

14      OPPENHEIMER INTERNATIONAL VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $189,681,551 and 11,199,301 shares of beneficial interest outstanding)	$16.94
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.97

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,570,043 and 553,721 shares of beneficial interest outstanding)	$15.48

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,760,208 and 2,270,620 shares of beneficial interest outstanding)	$15.31

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $686,732,892 and 40,679,275 shares of beneficial interest outstanding)	$16.88

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,416,544 and 501,548 shares of beneficial interest outstanding)	$16.78

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,088,845 and 361,648 shares of beneficial interest outstanding)	$16.84

See accompanying Notes to Financial Statements.

15      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $998,317)	$12,600,241
Affiliated companies	39,469

Interest	64

Total investment income	12,639,774

Expenses
Management fees	2,657,281

Distribution and service plan fees:
Class A	229,848
Class B	45,915
Class C	171,696
Class N	20,355

Transfer and shareholder servicing agent fees:
Class A	242,397
Class B	24,024
Class C	53,174
Class I	5,754
Class N	13,850
Class Y	227,707

Shareholder communications:
Class A	31,503
Class B	1,302
Class C	7,329
Class N	1,045
Class Y	383

Administrative fees	916,258

Custodian fees and expenses	11,666

Trustees’ compensation	10,996

Other	72,663

Total expenses	4,745,146
Less waivers and reimbursements of expenses	(41,512)

Net expenses	4,703,634

Net Investment Income	7,936,140

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	111,138,103
Foreign currency transactions	(4,571,578)

Net realized gain	106,566,525

Net change in unrealized appreciation/depreciation on:
Investments	19,772,216
Translation of assets and liabilities denominated in foreign currencies	(21,934,348)

Net change in unrealized appreciation/depreciation	(2,162,132)

Net Increase in Net Assets Resulting from Operations	$112,340,533

See accompanying Notes to Financial Statements.

16      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012

Operations
Net investment income	$7,936,140	$9,691,740

Net realized gain (loss)	106,566,525	(56,340,271)

Net change in unrealized appreciation/depreciation	(2,162,132)	132,713,116

Net increase in net assets resulting from operations	112,340,533	86,064,585

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,022,966)	(1,845,567)
Class B	(37,216)	—
Class C	(182,717)	(57,833)
Class I	—	—
Class N	(63,038)	(55,604)
Class Y	(7,838,609)	(7,032,091)

	(10,144,546)	(8,991,095)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,428,316)	(30,479,036)
Class B	(1,999,376)	(4,387,514)
Class C	(1,939,355)	(5,528,846)
Class I	717,205,181	—
Class N	(25,010)	(1,460,598)
Class Y	(556,830,273)	(335,803)

	147,982,851	(42,191,797)

Net Assets
Total increase	250,178,838	34,881,693

Beginning of period	684,071,245	649,189,552

End of period (including accumulated net investment income of $7,724,820 and $9,933,226, respectively)	$934,250,083	$684,071,245

See accompanying Notes to Financial Statements.

17      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$14.97	$13.37	$15.69	$15.00	$9.88	$22.36

Income (loss) from investment operations:
Net investment income[1]	0.12	0.16	0.31	0.20	0.22	0.47
Net realized and unrealized gain (loss)	2.02	1.57	(2.24)	1.09	5.26	(11.81)

Total from investment operations	2.14	1.73	(1.93)	1.29	5.48	(11.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.13)	(0.39)	(0.60)	(0.36)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.88)

Total dividends and/or distributions to shareholders	(0.17)	(0.13)	(0.39)	(0.60)	(0.36)	(1.14)

Net asset value, end of period	$16.94	$14.97	$13.37	$15.69	$15.00	$9.88

Total Return, at Net Asset Value[2]	14.45%	13.20%	(12.76)%	8.79%	57.26%	(53.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,682	$175,295	$186,130	$245,650	$251,355	$344,638

Average net assets (in thousands)	$188,344	$174,758	$240,037	$247,250	$227,105	$704,392

Ratios to average net assets:[3]
Net investment income	1.44%	1.17%	1.96%	1.28%	1.88%	2.75%
Total expenses[4]	1.37%	1.47%	1.43%	1.40%	1.58%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.43%	1.43%	1.40%	1.53%	1.11%

Portfolio turnover rate	53%	155%	33%	41%	42%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	1.38%
Year Ended November 30, 2012	1.47%
Year Ended November 30, 2011	1.43%
Year Ended November 30, 2010	1.40%
Year Ended November 30, 2009	1.58%
Year Ended November 30, 2008	1.11%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER INTERNATIONAL VALUE FUND

Class B	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$13.64	$12.15	$14.29	$13.73	$9.01	$20.46

Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.16	0.05	0.12	0.23
Net realized and unrealized gain (loss)	1.86	1.45	(2.04)	1.00	4.82	(10.80)

Total from investment operations	1.90	1.49	(1.88)	1.05	4.94	(10.57)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	(0.26)	(0.49)	(0.22)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.88)

Total dividends and/or distributions to shareholders	(0.06)	0.00	(0.26)	(0.49)	(0.22)	(0.88)

Net asset value, end of period	$15.48	$13.64	$12.15	$14.29	$13.73	$9.01

Total Return, at Net Asset Value[2]	13.95%	12.26%	(13.48)%	7.80%	56.12%	(53.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,570	$9,394	$12,639	$23,116	$25,359	$21,065

Average net assets (in thousands)	$9,191	$10,354	$19,503	$23,244	$22,700	$31,650

Ratios to average net assets:[3]
Net investment income	0.51%	0.36%	1.12%	0.36%	1.07%	1.47%
Total expenses[4]	2.39%	2.79%	2.70%	2.59%	2.90%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.23%	2.25%	2.31%	2.31%	2.42%	2.26%

Portfolio turnover rate	53%	155%	33%	41%	42%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	2.40%
Year Ended November 30, 2012	2.79%
Year Ended November 30, 2011	2.70%
Year Ended November 30, 2010	2.59%
Year Ended November 30, 2009	2.90%
Year Ended November 30, 2008	2.30%

See accompanying Notes to Financial Statements.

19    OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$13 .51	$12 .05	$14 .17	$13 .64	$8 .96	$20 .35

Income (loss) from investment operations:
Net investment income[1]	0 .05	0 .05	0 .17	0 .06	0 .13	0 .24
Net realized and unrealized gain (loss)	1 .83	1 .43	(2 .03)	0 .98	4 .78	(10 .73)

Total from investment operations	1 .88	1 .48	(1 .86)	1 .04	4 .91	(10 .49)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .08)	(0 .02)	(0 .26)	(0 .51)	(0 .23)	(0 .02)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .88)

Total dividends and/or distributions to shareholders	(0 .08)	(0 .02)	(0 .26)	(0 .51)	(0 .23)	(0 .90)

Net asset value, end of period	$15 .31	$13 .51	$12 .05	$14 .17	$13 .64	$8 .96

Total Return, at Net Asset Value[2]	13.95%	12.32%	(13.45)%	7 .81%	56.15%	(53.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,760	$32,473	$34,365	$45,448	$48,456	$36,021

Average net assets (in thousands)	$34,421	$32,215	$44,318	$47,625	$41,084	$53,048

Ratios to average net assets:[3]
Net investment income	0 .63%	0 .39%	1 .15%	0 .42%	1 .14%	1 .57%
Total expenses[4]	2 .19%	2 .31%	2 .26%	2 .31%	2 .55%	2 .23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2 .18%	2 .22%	2 .24%	2 .27%	2 .34%	2 .21%

Portfolio turnover rate	53%	155%	33%	41%	42%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	2.20%
Year Ended November 30, 2012	2.31%
Year Ended November 30, 2011	2.26%
Year Ended November 30, 2010	2.31%
Year Ended November 30, 2009	2.55%
Year Ended November 30, 2008	2.23%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER INTERNATIONAL VALUE FUND

Class I	Period Ended May 31, 2013[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$16 .56

Income (loss) from investment operations:
Net investment income[2]	0 .08
Net realized and unrealized gain	0 .24

Total from investment operations	0 .32

Dividends and/or distributions to shareholders:
Dividends from net investment income	0 .00
Distributions from net realized gain	0 .00

Total dividends and/or distributions to shareholders	0 .00

Net asset value, end of period	$16 .88

Total Return, at Net Asset Value[3]	1 .93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$686,733

Average net assets (in thousands)	$102,985

Ratios to average net assets:[4]
Net investment income	3 .29%
Total expenses[5]	0 .98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .97%

Portfolio turnover rate	53%

1. For the period from March 28, 2013 (inception of offering) to May 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2013	0.99%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class N	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$14.81	$13.22	$15 .50	$14 .86	$9 .70	$21 .97

Income (loss) from investment operations:
Net investment income[1]	0 .09	0 .12	0 .26	0 .14	0 .20	0 .34
Net realized and unrealized gain (loss)	2 .01	1 .56	(2 .21)	1 .07	5 .20	(11.60)

Total from investment operations	2 .10	1 .68	(1 .95)	1 .21	5 .40	(11.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .13)	(0 .09)	(0 .33)	(0 .57)	(0 .24)	(0 .13)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .88)

Total dividends and/or distributions to shareholders	(0 .13)	(0 .09)	(0 .33)	(0 .57)	(0 .24)	(1 .01)

Net asset value, end of period	$16.78	$14.81	$13 .22	$15 .50	$14 .86	$9 .70

Total Return, at Net Asset Value[2]	14.25%	12.86%	(12.98)%	8 .32%	56.99%	(53.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,416	$7,455	$8,082	$10,486	$11,330	$7,560

Average net assets (in thousands)	$8,114	$7,680	$10,268	$10,947	$9,402	$15,222

Ratios to average net assets:[3]
Net investment income	1.14%	0.90%	1 .64%	0 .91%	1 .71%	2 .03%
Total expenses[4]	1.71%	1.82%	1 .74%	1 .79%	1 .98%	1 .80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.73%	1 .72%	1 .75%	1 .80%	1 .76%

Portfolio turnover rate	53%	155%	33%	41%	42%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	1.72%
Year Ended November 30, 2012	1.82%
Year Ended November 30, 2011	1.74%
Year Ended November 30, 2010	1.79%
Year Ended November 30, 2009	1.98%
Year Ended November 30, 2008	1.80%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER INTERNATIONAL VALUE FUND

Class Y	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Period Ended November 30, 2008[1]
Per Share Operating Data
Net asset value, beginning of period	$14 .97	$13 .40	$15 .71	$15 .03	$9 .88	$10 .43

Income (loss) from investment operations:
Net investment income[2]	0 .16	0 .23	0 .40	0 .23	0 .31	0 .02
Net realized and unrealized gain (loss)	1 .97	1 .57	(2 .24)	1 .13	5 .24	(0 .57)

Total from investment operations	2 .13	1 .80	(1 .84)	1 .36	5 .55	(0 .55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .26)	(0 .23)	(0 .47)	(0 .68)	(0 .40)	0 .00
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .26)	(0 .23)	(0 .47)	(0 .68)	(0 .40)	0.00

Net asset value, end of period	$16 .84	$14 .97	$13 .40	$15 .71	$15 .03	$9 .88

Total Return, at Net Asset Value[3]	14 .39%	13 .85%	(12 .25)%	9 .34%	58 .32%	(5 .27)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,089	$459,454	$407,974	$478,817	$257,776	$45,691

Average net assets (in thousands)	$605,066	$428,952	$496,837	$354,432	$212,964	$41,729

Ratios to average net assets:[4]
Net investment income	1 .92%	1 .73%	2 .53%	1 .52%	2 .59%	4 .29%
Total expenses[5]	0 .90%	0 .88%	0 .85%	0 .87%	0 .91%	0 .84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .89%	0 .88%	0 .85%	0 .87%	0 .89%	0 .83%

Portfolio turnover rate	53%	155%	33%	41%	42%	32%

1. For the period from November 13, 2008 (inception of offering) to November 30, 2008.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	0 .91%
Year Ended November 30, 2012	0 .88%
Year Ended November 30, 2011	0 .85%
Year Ended November 30, 2010	0 .87%
Year Ended November 30, 2009	0 .91%
Period Ended November 30, 2008	0 .84%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were publically offered on March 28, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

25      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Expiring
2015	$15,112,203
2016	75,835,044
2017	167,910,020
2018	7,791,697
2019	29,804,087
No expiration	92,975,499

Total	$389,428,550

As of May 31, 2013, it is estimated that the capital loss carryforwards would be $282,862,025 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 31, 2013, it is estimated that the Fund will utilize $106,566,525 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$853,727,005
Federal tax cost of other investments	335,490

Total federal tax cost	$854,062,495

Gross unrealized appreciation	$123,538,169
Gross unrealized depreciation	(55,219,089)

Net unrealized appreciation	$68,319,080

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended May 31, 2013, the

26      OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,657
Payments Made to Retired Trustees	15,061
Accumulated Liability as of May 31, 2013	110,680

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

27      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

28      OPPENHEIMER INTERNATIONAL VALUE FUND

2. Securities Valuation (Continued)

traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

29      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

30      OPPENHEIMER INTERNATIONAL VALUE FUND

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$13,561,078	$165,184,943	$294,978	$179,040,999
Consumer Staples	—	121,984,778	—	121,984,778
Energy	—	24,947,379	—	24,947,379
Financials	—	161,139,434	—	161,139,434
Health Care	—	50,800,792	—	50,800,792
Industrials	—	58,957,525	—	58,957,525
Information Technology	40,024,414	60,297,416	—	100,321,830
Materials	—	57,095,342	—	57,095,342
Telecommunication Services	42,805,194	59,846,822	—	102,652,016
Investment Company	65,106,488	—	—	65,106,488
Total Investments, at Value	161,497,174	760,254,431	294,978	922,046,583
Other Financial Instruments:
Foreign Currency Exchange Contracts	—	5,296,791	—	5,296,791
Total Assets	$161,497,174	$765,551,222	$294,978	$927,343,374

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(65,363,674)	$65,363,674
Consumer Staples	(80,128,266)	80,128,266
Financials	(128,327,853)	128,327,853
Health Care	(34,144,578)	34,144,578
Industrials	(19,411,823)	19,411,823
Information Technology	(31,026,155)	31,026,155

31      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited /(Continued)
2. Securities Valuation (Continued)

Assets Table Continued

	Transfers out of Level 1*	Transfers into Level 2*
Materials	$(23,626,898)	$23,626,898
Telecommunication Services	(29,241,158)	29,241,158
Total Assets	$(411,270,405)	$411,270,405

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2013[1]		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	892,977	$14,407,401	1,121,106	$15,181,351
Dividends and/or distributions reinvested	128,168	1,951,994	145,004	1,769,041
Redeemed	(1,529,059)	(24,787,711)	(3,477,613)	(47,429,428)

Net decrease	(507,914)	$(8,428,316)	(2,211,503)	$(30,479,036)

Class B
Sold	19,751	$283,812	75,588	$927,694
Dividends and/or distributions reinvested	2,598	36,325	—	—
Redeemed	(157,275)	(2,319,513)	(427,548)	(5,315,208)

Net decrease	(134,926)	$(1,999,376)	(351,960)	$(4,387,514)

Class C
Sold	162,866	$2,412,552	282,445	$3,469,104
Dividends and/or distributions reinvested	12,600	174,136	4,973	55,149
Redeemed	(308,406)	(4,526,043)	(735,434)	(9,053,099)

Net decrease	(132,940)	$(1,939,355)	(448,016)	$(5,528,846)

Class I
Sold	40,758,869	$718,570,397	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(79,594)	(1,365,216)	—	—

Net increase	40,679,275	$717,205,181	—	$—

32      OPPENHEIMER INTERNATIONAL VALUE FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2013[1]		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount

Class N
Sold	51,444	$828,942	105,467	$1,415,137
Dividends and/or distributions reinvested	4,042	61,120	4,359	52,745
Redeemed	(57,182)	(915,072)	(217,824)	(2,928,480)

Net decrease	(1,696)	$(25,010)	(107,998)	$(1,460,598)

Class Y
Sold	11,882,077	$185,800,269	3,857,418	$50,074,928
Dividends and/or distributions reinvested	516,739	7,828,598	578,692	7,019,525
Redeemed	(42,728,167)	(750,459,140)	(4,185,472)	(57,430,256)

Net increase (decrease)	(30,329,351)	$(556,830,273)	250,638	$(335,803)

1. For the six months ended May 31, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 28, 2013 (inception of offering) to May 31, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended May 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$532,816,964	$431,489,295

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52

Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the six months ended May 31, 2013, the Fund paid $916,258 to the Manager for administration services.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays

33      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of

34      OPPENHEIMER INTERNATIONAL VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$2,446,874
Class N	322,632

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
May 31, 2013	$29,022	$—	$5,170	$371	$60

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $27,580 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended May 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$5,464
Class B	7,207
Class C	535
Class N	726

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

35      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

36      OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,296,791, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $5,296,791 as of May 31, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

37      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of May 31, 2013 are as follows:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$5,296,791

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$249,140

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$5,297,537

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

38      OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended May 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $41,398,454.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

39      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Pending Litigation (Continued)

Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

40      OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41      OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
James C. Ayer, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

42      OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—  Applications or other forms

—  When you create a user ID and password for online account access

— When you enroll in eDocs Direct, our electronic document delivery service

—  Your transactions with us, our affiliates or others

— A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

— When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43      OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

44      OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0254.001.0513 July 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013